EXHIBIT 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Annual Report of PetroChina Company Limited (the “Company”) on Form 20-F for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jiang Jiemin, hereby certify that to the best of my knowledge:
     1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 26, 2009

/s/ Jiang Jiemin
Name:	Jiang Jiemin
Title:	Chairman of Board of Directors (performing the functions of Chief Executive Officer)